EXHIBIT 99.1

[LOGO]       1306 SQUIRE COURT, DULLES, VA 20166, 703-450-0400, FAX 703-450-0406
             E-mail: info@steelcloud.com, www.steelcloud.com

FOR INVESTOR OR MARKETING INFORMATION CONTACT: WILLIAM D. HUGHES AT 703-450-0400, EXT. 5124

FOR FINANCIAL INFORMATION PLEASE ACCESS OUR WEB SITE AT WWW.STEELCLOUD.COM

PRESS RELEASE
For Immediate Distribution

            STEELCLOUD CLOSES FISCAL YEAR WITH STRONG FOURTH QUARTER

Dulles, VA, January 13, 2005 - SteelCloud Inc. (NASDAQ: SCLD), a leading supplier of network security solutions, appliance servers and professional IT services, today announced financial results for its fiscal year ended October 31, 2004.

Revenues for the Company's fiscal fourth quarter were $11,613,448 with a profit of $475,107 (which included non-recurring expenses of approximately $169,000 for termination of the V-One acquisition). Fourth quarter revenues grew by $5,013,152 (75%), compared to third quarter revenues of $6,600,296. Net profits for the fourth quarter were $475,107, compared to a net loss of $1,076,927 in the third quarter of fiscal 2004.

Fiscal year 2004 revenue was $28,169,205, compared to $33,042,999 in fiscal 2003. The Company recorded a loss of $2,523,848 for fiscal year 2004, compared to earnings before taxes of $363,932 in the previous fiscal year. Net loss per share was $0.19 in fiscal 2004, compared to net earnings per share of $0.02 in fiscal 2003.

"We had projected a solid fourth quarter; however, actual results were better than planned in all major categories - revenues, margins and profits," said Thomas P. Dunne, SteelCloud Chairman and CEO. "In the fourth quarter we experienced a significant increase in new orders which directly attributed to the increase in revenues and profits. We started 2004 with a strategic plan and cash that we had raised on October 27, 2003. As a result, we made an acquisition that brought with it valuable intellectual property for our network security market plan. During the year we also achieved ISO 9001:2000 certification. We are now seeing the culmination of these activities with a strong backlog and exciting plans for our own new products. Coming off a good fourth quarter, we've got the momentum for a good start in 2005 as we continue to win new business while simultaneously readying ourselves to launch SteelCloud-brand software and network appliances."

Fiscal Year 2004 Highlights:

      o     Raised $7.5 Million (at the end of fiscal 2003)
      o     Purchased Asgard Holding, LLC
      o Established SteelCloud's Advanced Technology Group to create SteelCloud products and intellectual property
      o Awarded over $16 Million in new contracts from numerous integration partners
      o Received ISO 9001:2000 certification - an assurance the company is dedicated to the highest quality products and services
      o Expanded its value-added reseller activities with new software partners and additional consulting services
      o Executed leases to move the Company's headquarters and manufacturing operations to nearby, larger facilities

As previously announced, the Company will hold a conference call at 11:00 a.m. EST on Thursday, January 13, 2005, to discuss the earnings release. Thomas P. Dunne, Chairman and Chief Executive Officer of SteelCloud, will host the call. For those investors interested in joining the conference call, please dial 1-800-818-6852, or 1-312-461-9313 for international calls, and reference "SteelCloud." A recording of the conference call will be available until 11:59 p.m., January 23, 2005, and will be accessible by dialing 1-800-839-6713, or 1-402-220-2306 for international calls, and keying in 6868408.

SteelCloud will file its annual audited 10K report with the SEC on or before January 31, 2005.

ABOUT STEELCLOUD

SteelCloud is a leading provider of network security solutions, appliance servers and professional IT services. The ISO 9001:2000 certified company develops security and server solutions in collaboration with some of the world's premiere software and technology companies. With a 17-year history of delivering sophisticated IT solutions to major corporate and public sector enterprises, the company has won numerous awards for technical excellence and customer services. SteelCloud's comprehensive engineering, product development, and support infrastructure provide a unique capability for rapidly developing cost effective, high performance network and security solutions. SteelCloud can be reached at 703-450-0400. Additional information is available at www.steelcloud.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR HISTORICAL INFORMATION, ALL OF THE STATEMENTS, EXPECTATIONS AND ASSUMPTIONS CONTAINED IN THE FOREGOING ARE FORWARD LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. IT IS POSSIBLE THAT THE ASSUMPTIONS MADE BY MANAGEMENT ARE NOT NECESSARILY THE MOST LIKELY AND MAY NOT MATERIALIZE. IN ADDITION, OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDE THE FOLLOWING: BUSINESS CONDITIONS AND THE AMOUNT OF GROWTH IN THE COMPUTER INDUSTRY AND GENERAL ECONOMY; COMPETITIVE FACTORS; ABILITY TO ATTRACT AND RETAIN PERSONNEL, INCLUDING KEY SALES AND MANAGEMENT PERSONNEL; THE PRICE OF THE COMPANY'S STOCK; AND THE RISK FACTORS SET FORTH FROM TIME TO TIME IN THE COMPANY'S SEC REPORTS, INCLUDING BUT NOT LIMITED TO ITS ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORMS 10-Q; AND ANY REPORTS ON FORM 8K. STEELCLOUD HAS NO OBLIGATION TO UPDATE OR CORRECT FORWARD-LOOKING STATEMENTS.

                                      # # #

                                STEELCLOUD, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                                                    OCTOBER 31,
                                                                                           ----------------------------
                                                                                               2003            2004
                                                                                           ------------    ------------
ASSETS
Current assets:
   Cash and cash equivalents ...........................................................   $  8,098,221    $  3,108,941
   Accounts receivable, net of allowance for doubtful accounts of
   $293,000 and $86,000 as of October 31, 2003 and 2004, respectively ..................      5,332,549       9,532,770
   Inventory, net ......................................................................      2,880,944       3,629,685
   Income tax receivable ...............................................................         55,392              --
   Prepaid expenses and other current assets ...........................................        184,420         307,427
   Deferred contract costs .............................................................          7,053          40,085
                                                                                           ------------    ------------
Total current assets ...................................................................     16,958,579      16,618,908
Property and equipment, net ............................................................        477,111         454,928
Equipment on lease, net ................................................................        335,935         373,590
Goodwill and other intangible assets, net ..............................................      1,778,059       4,687,105
Deferred tax asset - long term .........................................................        400,000         400,000
Other assets ...........................................................................        211,155         196,244
                                                                                           ------------    ------------
Total assets ...........................................................................   $ 19,760,839    $ 22,730,775
                                                                                           ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable ....................................................................   $  3,202,195    $  4,866,079
   Accrued expenses ....................................................................      1,369,145       1,441,350
   Notes payable, current portion ......................................................         96,133          71,176
   Unearned revenue ....................................................................        293,363         373,017
                                                                                           ------------    ------------
Total current liabilities ..............................................................      4,960,836       6,751,622
   Notes payable, long-term portion ....................................................         59,952         120,660
   Other ...............................................................................          6,415          20,083
                                                                                           ------------    ------------
Total long-term liabilities ............................................................         66,367         140,743
Stockholders' equity:

Preferred stock, $.001 par value; 2,000,000 shares authorized, 0 and 0 shares issued ...             --              --
and outstanding at October 31, 2003 and 2004, respectively
Common stock, $.001 par value; 50,000,000 shares authorized, 13,008,553 and
14,213,514 shares issued and outstanding at October 31, 2003 and 2004, respectively ....         13,009          14,214
Additional paid-in capital .............................................................     47,307,036      50,934,453
Treasury stock, 400,000 shares at October 31, 2003 and 2004, respectively ..............     (3,432,500)     (3,432,500)
Accumulated deficit ....................................................................    (29,153,909)    (31,677,757)
                                                                                           ------------    ------------
Total stockholders' equity .............................................................     14,733,636      15,838,410
                                                                                           ------------    ------------
Total liabilities and stockholders' equity .............................................   $ 19,760,839    $ 22,730,775
                                                                                           ============    ============

                                STEELCLOUD, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                          YEARS ENDED OCTOBER 31,
                                                                --------------------------------------------
                                                                    2002            2003            2004
                                                                ------------    ------------    ------------
Products ....................................................     26,722,140      29,753,623      24,155,872
Services ....................................................      2,435,228       3,289,376       4,013,333
                                                                ------------    ------------    ------------
Net revenues ................................................   $ 29,157,368    $ 33,042,999    $ 28,169,205

Products ....................................................     20,700,647      23,871,952      19,506,384
Services ....................................................      1,462,788       2,481,510       2,490,097
                                                                ------------    ------------    ------------
Costs of revenues ...........................................     22,163,435      26,353,462      21,996,481
                                                                ------------    ------------    ------------

Gross profit ................................................      6,993,933       6,689,537       6,172,724
                                                                ------------    ------------    ------------
Selling and marketing .......................................      1,184,406       1,276,386       2,141,495
General and administrative ..................................      4,769,552       4,550,414       5,711,218
Research and product development ............................             --         494,087         604,667
Impairment of goodwill ......................................        132,644              --              --
Amortization of goodwill ....................................        394,216              --         100,710
                                                                ------------    ------------    ------------
Income (loss) from operations ...............................        513,115         368,650      (2,385,366)
Other income (expense):
   Interest income ..........................................          5,525           5,661          55,005
   Interest expense .........................................        (78,734)        (22,800)        (24,474)
   Other, net ...............................................       (149,183)         12,421        (169,013)
                                                                ------------    ------------    ------------
Income (loss) from continuing operations before income tax ..        290,723         363,932      (2,523,848)

Benefit from income taxes ...................................       (279,800)             --              --
                                                                ------------    ------------    ------------
Income (loss) from continuing operations ....................        570,523         363,932      (2,523,848)
(Loss) from discontinued operations, net of tax .............     (1,685,708)       (134,367)             --
(Loss) on disposal of discontinued operations, net of tax ...             --          (9,577)             --
                                                                ------------    ------------    ------------
Net (loss) income available to common stockholders ..........   $ (1,115,185)   $    219,988    $ (2,523,848)
                                                                ============    ============    ============
Earnings (loss) per share, basic
   Earnings (loss) from continuing operations ...............   $       0.06    $       0.04    $      (0.19)
   (Loss) from discontinued operations ......................          (0.17)          (0.01)             --
                                                                ------------    ------------    ------------
   Net (loss) earnings per share ............................   $      (0.11)   $       0.03    $      (0.19)
                                                                ============    ============    ============
Earnings (loss) per share, fully diluted
   Earnings (loss) from continuing operations ...............   $       0.05    $       0.03    $      (0.19)
   (Loss) from discontinued operations ......................          (0.15)          (0.01)             --
                                                                ------------    ------------    ------------
   Net (loss) earnings per share ............................   $      (0.10)   $       0.02    $      (0.19)
                                                                ============    ============    ============